Other Income	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Other Income

NOTE 26—OTHER INCOME

Other income amounted to 341 million euros in 2018, 523 million euros in 2017 and 311 million euros in 2016, decreased by 182 million euros from 2017 to 2018 compared to an increasing by 212 million euros from 2016 to 2017.

Details are as follows:

	Year ended December 31,
	2018	2017	2016
	(millions of euros)
Late payment fees charged for telephone services	60	59	60
Recovery of employee benefit expenses, purchases and services rendered	27	22	33
Capital and operating grants	39	51	36
Damages, penalties and recoveries connected with litigation	29	40	24
Partnership agreements and other arrangements with suppliers	22	129	71
Estimate revisions and other adjustments	73	188
Other income	91	34	87

Total	341	523	311

They include, inter alia:

•

contribution fees resulting from partnership and other agreements with leading counterparties, designed to develop the collaboration between the parties, in order to strengthen and stabilize industrial, commercial and real estate relations over time;

•

37 million euros connected to the Brazil Business Unit tax recovery following the favorable outcome of the tax dispute relative to the unconstitutional grounds of the law that entailed the inclusion of ICMS indirect tax in the base for calculating taxes on PIS and COFINS revenues.